UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): February 17, 2011

First Financial Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-17122	57-0866076
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer I.D. number

2440 Mall Drive, Charleston, South Carolina 29406
(Address of principal executive offices)

Registrant's telephone number (including area code): (843) 529-5933

Not applicable
(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On February 18, 2011, R. Wayne Hall, CEO of First Financial Holdings, Inc. and Blaise B. Bettendorf, CFO of First Financial Holdings, Inc. will present at the Sterne Agee Financial Institutions Investor Conference. For more information regarding this matter, see the presentation attached hereto as Exhibit 99.1. As referenced in the press release dated February 11, 2011, Mr. Hall and Ms. Bettendorf will present at the conference on Friday, February 18, 2011 at 10:15 a.m. E.S.T. You may access the live webcast via a link on the Company’s website at www.firstfinancialholdings.com. Additionally, February 17, 2011, First Financial’s quarterly investor presentation will be available on our website. This presentation will be used throughout the quarter.

Section 9 -- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit (99.1). Presentation of February 17, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC

/s/ Blaise B. Bettendorf
Blaise B. Bettendorf
Executive Vice President
and Chief Financial Officer

Date: February 17, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Presentation of February 17, 2011